UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2019

Red River Bancshares, Inc. (Exact name of registrant as specified in its charter)

Louisiana	001-38888	72-1412058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1412 Centre Court Drive, Suite 402 Alexandria, Louisiana		71301
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (318) 561-5028 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item. 7.01    Regulation FD Disclosure.
Red River Bancshares, Inc. (the “Company”) intends to participate in the Janney-FIG 24th Community Bank CEO Forum in Atlanta, Georgia on September 18-19, 2019, and the Stephens 9th Annual Bank Forum in Little Rock, Arkansas on September 23-25, 2019. During each of these conferences, members of the Company’s executive management team will meet with investors and analysts. Attached as Exhibit 99.1 is the presentation to be presented to and reviewed with investors. The presentation is also available on the Investor Relations page of the Company’s website at www.redriverbank.net.
All information included in the presentation is presented as of the dates indicated, and the Company does not assume any obligation to correct or update such information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 7.01 of this Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item. 9.01     Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description of Exhibit

99.1	Red River Bancshares, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 18, 2019

RED RIVER BANCSHARES, INC.

By:	/s/ Isabel V. Carriere
Isabel V. Carriere, CPA, CGMA
Executive Vice-President, Treasurer, Chief Financial Officer, and Assistant Secretary